Exhibit 99.1
3rd Quarter 2024 Performance PRESENCEBANK.COM 1 #3

Disclaimers PRESENCEBANK.COM 2 This presentation does not constitute or form part of any offer or invitation to purchase any securities of PB BANKSHARES, INC in whole or in part. This presentation has been prepared by Presence Bank solely for informational purposes to assist interested parties in making their own evaluation of Presence Bank. It does not purport to contain all the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of PB BANKSHARES, INC and the data set forth in this presentation and other information provided by or on behalf of Presence Bank is not providing you with any legal, business, tax or other advice regarding an investment in the securities. You should consult with your own advisors as needed to assist you in making your investment decision. Any securities of PB BANKSHARES, INC are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the FDIC or any other federal or state government agency. This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Presence Bank’s industry, management’s beliefs and certain assumptions made by management, many of which are by their nature inherently uncertain and beyond Presence Bank’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although Presence Bank believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

Disclaimers (continued) PRESENCEBANK.COM 3 You should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that Presence Bank faces, including, but not limited to (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting bank holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates and inflation; (v) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vi) changes in the quality or composition of our loan and investment portfolios; (vii) adequacy of loan loss reserves; (viii) increased competition; (ix) loss of certain key officers; (x) continued relationships with major customers; (xi) deposit attrition; (xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiv) changes in the cost of funds, demand for loan products or demand for financial services; (xv)severe weather, acts of terrorism, an outbreak of hostilities or other geopolitical events, or the anticipation of such events; (xvi) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Presence Bank after the date hereof. This presentation does not purport to contain all the information that may be required to evaluate the securities, and you should conduct and rely upon your own independent analysis of PB BANKSHARES, INC and the data contained or referred to herein.

PRESENCEBANK.COM 4 Bank History Presence Bank begins as the ”Industrial Building and Loan Association” in Coatesville, PA. Founded by 15 individuals with approximately $200. 1919 A new management team establishes the Bank’s new name and strategic direction. 2019 Presence Bank (PB Bankshares, Inc.) successfully demutualized to a full-service business lending bank adding to the existing capital-base over $27 million. 2021 Presence Bank received a Bauer Financial 5-Star Rating and was recognized as one of the Best Places to work (BPW) in PA. 2022 2023 Our Bank continued to remain a 5-star rating, while also climbing to #3 as a Best Places to Work. In addition, the Bank was recognized a best business lender by PA Association of Community Bankers (PACB). The bank achieved its third consecutive year with Bauer 5-Star and BPW. Presence Bank was also named Chester County’s Best Bank and opened our new administrative office in Lancaster. 2024

Voted #1 in Chester County! PRESENCEBANK.COM 5

PRESENCEBANK.COM 6 Executive Team

PRESENCEBANK.COM 7 Who We Are

PRESENCEBANK.COM 8 Core Operating Markets Chester Region Lancaster Region Capital Region • 10-County Market throughout Southcentral Pennsylvania. • We lend to local people and businesses we know and trust us. • Deposit customers are from the communities we live, play and work in.

PRESENCEBANK.COM 9 New Admin Office in Lancaster, PA • Great visibility • Central location between Chester-Harrisburg • More space to grow our team(s) • Improved communication with everyone in the office everyday • Future officer and corporate board meetings will all be onsite – easier to coordinate

PRESENCEBANK.COM 10 Relocating – Oxford Branch • No customer impacts with new location becoming more convenient for downtown patrons. • Situated in center downtown within historic bank building. (formerly Truist, originally First National Bank of Oxford). • Located approximately 750 feet from existing branch – 1.5 blocks. • Working closely with Oxford Borough to support residents – the only bank remaining in the historic downtown district. • Donated $4,000 in pre-tax income for Oxford fire victims- Sept. 2023. • Bank is involved with Oxford Business Chamber, SILO, and Neighborhood Services Center with volunteer and community support. New Oxford Location

PRESENCEBANK.COM 11 Relationship-Based White Glove Delivery Team Harrisburg LPO Elizabethtown LPO Coatesville Vishnu Patel, CPA AVP, Relationship Manager 5 Years In-Market Experience James Edrington Cash Management & Not-for-Profit Specialist

PRESENCEBANK.COM 12 Long Term Growth-Total Assets, Deposits, & Loans Charts are as of December 31, 2023.

PRESENCEBANK.COM 13 Results: 2019 – 2023 As of or for the year ended December 31, (dollars in thousands) * The year ended December 31, 2022, included an $821,000 gain on sale of premises and equipment within pretax income.

PRESENCEBANK.COM 14 Business Model & Execution Our DELIVERY Our CUSTOMERS

PRESENCEBANK.COM 15 Top Five (5) Priorities – Customer Focus 1. Deposit Growth • Growing relational deposits assists with having enough liquidity to fund the bank’s loan growth. 2. Cash Management & Not-for-Profit Growth • Necessary products and services that supports unique needs of our customers with having dedicated and sophisticated capabilities really being a niche focus. 3. Loan Growth • Provides revenue to direct more profits back into our Associates’ growth, enhanced customer deliveries and support our local communities. 4. Retain, Recruit and Grow our Banking Talent • Further building upon our team with passionate bankers that appreciate the bank’s culture – High Care + High Accountability = High Performance. 5. Safe & Sound Business Risks / Credit Quality • Having customers that are honest and honor their commitments to repay debt.

PRESENCEBANK.COM 16 Cash Management Services

PRESENCEBANK.COM 17 ICS – Insured up to $50 Million • IntraFi Network Deposits is a banking network that allows customers to deposit more than $250,000; having all funds fully FDIC-insured. • A network that links many U.S. banks and financial institutions; sharing insured limits with reciprocating deposits that all remain local with Presence Bank. • Your one-stop relationship for dividing your money into separate, fully insured accounts, all administered by Presence Bank. • The IntraFi network includes more than 3,000 financial institutions, representing around 50% of the total banks in the country.

PRESENCEBANK.COM 18 Percentage of Deposits Uninsured National Mega-Banks • Presence Bank’s uninsured and uncollateralized deposits were 11.0% of the Bank’s total deposits, as of September 30, 2024, well below the banking system’s average. • Presence Bank has deposits over $250,000 that are fully collateralized for our public fund customers. Presence Bank can meet the obligation of its uninsured and uncollateralized deposits with the cash on hand and liquidity sources at 534.4%*. * The Bank maintains highly liquid sources of available funds, including unused borrowing capacity with the Federal Home Loan Bank of Pittsburgh and the Federal Reserve Bank of Philadelphia and available federal funds lines with other banks, as well as unpledged available-for-sale debt securities with a fair value in excess of collateral obligations. At September 30, 2024, available funding from these sources totaled 534.4% of uninsured and uncollateralized deposits.

Commercial Real Estate (CRE) Portfolio as of September 30, 2024 PRESENCEBANK.COM 19 Management is monitoring the commercial real estate portfolio and concentration, assessing its associated risks. • Completed 85.5% or $127.6 million of CRE portfolio. • CRE Portfolio average loan-to-value ratio is 62.6%. • Debt service coverage ratio 1.64 times without sponsor or guarantor support. • Property type is diverse and there is no geographic concentration. Stress Test • $9.2 million in non-owner-occupied office space. • 5 loans comprise office segment, which all are loans in medical space not subject to general market office issues. • Average loan-to-value ratio is 71.3%. • Debt service coverage ratio 1.50 times exclusive of sponsor or guarantor support. Office Exposure • $25.6 million in flag hotel loans. • 7 loans comprise the hotel portfolio. • Average loan-to-value is 73.2%. • Debt service coverage ratio 2.74 times exclusive of any sponsor or guarantor support. • Guarantors have strong liquidity and are experienced local operators. Hospitality Exposure

PRESENCEBANK.COM 20 Loan Composition as of September 30, 2024 Commercial Real Estate in the chart above consists of Non-Owner Occupied Commercial Real Estate and Construction Real Estate.

PRESENCEBANK.COM 21 Commercial Real Estate (CRE) Portfolio as of September 30, 2024

2024 3rd Quarter Performance PRESENCEBANK.COM 22

Income Statement Summary Dollars in thousands, except per share data PRESENCEBANK.COM 23

Income Statement Summary Dollars in thousands, except per share data PRESENCEBANK.COM 24

Balance Sheet Summary Dollars in thousands PRESENCEBANK.COM 25

Quarterly Ratios PRESENCEBANK.COM 26 * See Slide 27 for Non-GAAP Reconciliation.

Quarterly Ratios PRESENCEBANK.COM 27

PRESENCEBANK.COM 28 Growing our Greater Purpose The bank’s goal is to support ongoing a child’s wish locally living in our 3 core operating markets. TOTAL Amount Raised to Date: $57,375* *Amount as of 09/30/24

# Granting Local Wishes

**Wish #1: 7-Year Girl Sadie**

- Lives in Honey Brook, Chester County
- Illness: Muscular Dystrophy

Wish GRANTED: Therapeutic Hot Tub

**Wish #2: 9-Year Boy Ronan**

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED: Disney World

**Wish #3: 9-Year Girl Brooke**

- Lives in Mt. Joy, Lancaster County
- Illness: Leukemia

Wish GRANTED: San Diego Zoo

**Wish #4: 17-Year Boy Zachary**

- Lives in Mechanicsburg, Cumberland County
- Illness: Brain Cancer

Wish GRANTED: Dutton Ranch

**Wish #5: 16-Year Boy Josh**

- Lives in Coatesville, Chester County
- Illness: Cancer

Wish GRANTED: Hawaii

Make-A-Wish®

- 2 from Chester Region
- 3 from Lancaster Region
- 2 from Capital Region

**Wish #6: 12-Year Boy Josh**

- Lives in Manheim Twp, Lancaster County
- Illness: Autoimmune Disorder

Wish GRANTED: Creed Band Concert

**Wish #7: 11-Year Girl Harmony**

- Lives in Landisville, Lancaster County
- Illness: Leukemia

Wish CURRENT: St. Thomas

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NASDAQ SYMBOL: [PBBK] 30 Contact Information Janak M. Amin President & CEO Email: jamin@presencebank.com Direct Mobile: (813) 659-6252 THANK YOU!